UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 23, 2011

Date of Report (Date of earliest event reported)

Abtech Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52762	14-1994102
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

4110 North Scottsdale Road, Suite 235
Scottsdale, Arizona 85251

(Address of Principal Executive Offices)

(480) 874-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated in this Form 8-K, references to “we,” “our,” “us,” the “Company,” or the “Registrant” refer to Abtech Holdings, Inc., a Nevada corporation, and, unless the context otherwise requires, its majority owned subsidiary, AbTech Industries, Inc., a Delaware corporation.

Section 3 - Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

Private Placement in July 2011

In July 2011, the Company sold $700,000 of Convertible Promissory Notes (the “July Offering”).  The Convertible Promissory Notes (the “Notes”) bear interest at a rate of twelve percent (12%) per annum from the closing date through April 30, 2012; fifteen percent (15%) per annum from May 1, 2012 through July 31, 2012 and eighteen percent (18%) per annum for any period after July 30, 2012 that the Note remains outstanding.  All interest accrued on the Notes will be due and payable at maturity. Any Notes outstanding on November 1, 2012 will be redeemed in cash equal to the face amount plus any unpaid accrued interest thereon.  In the event of a Qualified Financing by the Company, as defined below, each subscriber in the Offering will have the option to (i) convert their Note into the securities purchased by investors in a Qualified Financing at a 20% discount to the price paid by investors in the Qualified Financing; or (ii) tender their Note to the Company for immediate repayment of principal and accrued and unpaid interest.  A “Qualified Financing” is defined as the sale for cash by the Company of debt or equity securities generating aggregate gross proceeds of at least US $5,000,000 (including the proceeds from any converting Notes).  In the event that the Company does not close a Qualified Financing on or prior to November 1, 2012, the Note holder shall have the option to convert the Note into shares of Company common stock at a conversion price equal to $0.60 per share (the “Conversion Price”). The Company may, at any time on ten business days’ notice, repurchase any or all outstanding Notes in cash for the face amount of such Notes, plus any unpaid, accrued interest thereon.  Upon such notice from the Company, Note holders will have 5 days to either convert the Notes in accordance with their terms or accept the cash repurchase price from the Company.

Each subscriber in the July Offering also received a warrant for the purchase of the number of shares of Company common stock equal to forty percent (40%) of the amount invested divided by the Conversion Price.  In the event a Note remains outstanding as of April 30, 2012, the Note holder will receive an additional warrant for 10% of the principal amount of the Note outstanding at that date divided by the Conversion Price.  In the event the Note remains outstanding as of July 31, 2012, the Note holder will receive an additional warrant for 10% of the principal amount of the Note outstanding at that date divided by the Conversion Price.  The warrants will have an exercise price equal to the Conversion Price and a five year term.

There were no commissions or placement agent fees paid in connection with the July Offering.

The Company offered and sold the Notes and related warrants of the June Offering in reliance on Section 4(2) and Regulation D of the Securities Act to three investors, each of which the Company believes to be an “accredited investor” as defined in Rule 501(a) of Regulation D.

Private Placement in September 2011

From September 19 through September 23, 2011, the Company sold $1,325,000 of Secured Convertible Promissory Notes (the “September Offering”).  The Secured Convertible Promissory Notes (the “Secured Notes”) bear interest at a rate of twelve percent (12%) per annum and are due and payable in full on the nine (9) month anniversary of issuance (the “Original Maturity Date”).  The Company may extend the maturity date by an additional ninety (90) day period (the “First Extension Option”), during which period the interest rate will increase to fifteen percent (15%) per annum on the unpaid principal of the Secured Note.  The Company may also extend the maturity date by a second additional 90 day period (the “Second Extension Option”) during which period the interest rate shall increase to eighteen percent (18%) per annum on the unpaid principal of the Secured Note.  All interest accrued on the Secured Notes through the Original Maturity Date will be payable by the Company on the Original Maturity Date in cash or in-kind, at the option of the payee.  For all periods after the Original Maturity Date, all accrued interest will be payable quarterly in cash by the Company.  In the event of a Qualified Financing by the Company, as defined above, each subscriber in the September Offering will have the option to (i) convert their Secured Note into the securities purchased by investors in a Qualified Financing at a 20% discount to the price paid by investors in the Qualified Financing; or (ii) tender their Secured Note to the Company for immediate repayment of principal and accrued and unpaid interest.  In the event that the Company does not close a Qualified Financing on or prior to the fifteen (15) month anniversary of the issuance date of the Secured Note, the payee will have the option to convert the Secured Note into shares of the Company’s common stock at a conversion price equal to $0.60 per share (the “Conversion Price”).  The Secured Notes may be prepaid in whole or in part without the prior written consent of the payee at any time after the consummation of a Qualified Financing.

The Secured Notes are secured by all of the Company’s right, title and interest in, to and under all personal property and other assets of the Company pursuant to a Security Agreement entered into by the Company.

Each subscriber in the September Offering also received a warrant for the purchase of the number of shares of Company common stock equal to either: (a) forty percent (40%) of the number of shares of common stock into which the Secured Notes are convertible on the closing date of the Qualified Financing, or (b) forty percent (40%) of the number of shares of common stock into which the Secured Notes are convertible based upon a conversion price of $0.60 per share at any time prior to the closing of a Qualified Financing.  In the event a Secured Note remains outstanding beyond the Original Maturity Date, the Secured Note holder will receive an additional warrant for 10% of the principal amount of the Secured Note outstanding at that date divided by the Conversion Price.  The number of warrant shares that the Payee will be entitled to under the terms of the warrant issued by the Company to subscribers in connection with the September Offering shall be increased by ten percent (10%) for each Extension Option exercised by the Company.  The warrants will have an initial exercise price equal to the exercise price of the warrants purchased by investors in the Qualified Financing and shall be exercisable for a five (5) year period. The warrants may be exercised at any time prior to a Qualified Financing at an exercise price equal to $0.60 per share.

The Company is obligated to pay the Placement Agent engaged in connection with the September Offering a cash placement fee equal to eight percent (8%) of the aggregate purchase price paid by each investor. This fee amounted to $106,000 for the $1,325,000 received as of the date of this report.  The placement agent will also receive a cash fee equal to four percent (4%) of all amounts received by the Company in connection with the exercise by investors of any warrants received by investors in connection with the September Offering.  In addition to the placement agent fee, the Company will issue to the placement agent warrants to purchase a number of shares of the Company’s common stock obtained by dividing eight percent (8%) of the gross proceeds from the sale of securities by the conversion price of the Secured Notes (the “PA Warrants”).  The PA Warrants issued in connection with the September Offering will have an exercise price per share equal to the conversion price of the Secured Notes.  The PA Warrants will expire five years from the date of issuance and shall be in the same form as the securities sold in the September Offering, except that the PA Warrants will include a “net issuance” cashless exercise feature.

The Company offered and sold the Secured Notes and related warrants of the September Offering in reliance on Section 4(2) and Regulation D of the Securities Act to eleven investors, each of which the Company believes to be an “accredited investor” as defined in Rule 501(a) of Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2011	ABTECH HOLDINGS, INC.

	By:	/s/ Glenn R. Rink
Glenn R. Rink,
Chief Executive Officer and President